Exhibit 10.1

CONFIDENTIAL

TREATMENT REQUEST

CERTAIN PORTIONS INDICATED BY *** HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED NON-PUBLIC PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Amendment 1

To the Large-Scale Product Supply Agreement dated December 18, 2002 (“Agreement”), between Lonza Biologics PLC an English Corporation (“LB”), with offices at 228 Bath Road, Slough, Berkshire SL14DY, England, and Alexion Pharmaceuticals Inc., a Delaware corporation (“Alexion”), with offices at 352 Knotter Drive, Cheshire, Connecticut 06410

THIS AMENDMENT (Amendment 1) is made this 9th day of April 2004 (the “Amendment 1 Effective Date”)

BETWEEN:

Lonza Biologics Plc.

228 Bath Road

Slough, Berkshire, SL1 4DX

England                     (“LB”);

and

Alexion Pharmaceuticals Inc.

352 Knotter Drive

Cheshire CT 06410                 (“Alexion”).

WITNESSETH:

WHEREAS, LB and Alexion wish to amend the Agreement under the terms and conditions contained herein;

NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions contained in this Amendment 1, the Parties hereto agree as follows:

1.  Withdrawal Fee.  Alexion and LB acknowledge that Alexion has previously paid LB $10,000,000 in prepayments under the Agreement. The Parties agree that Alexion will pay LB $8,500,000 as further consideration for execution and performance by LB of this Amendment, which amount shall be satisfied by a deduction from such $10,000,000 prepayment. The $1,500,000 remaining from such prepayment shall be credited against the $5,000,000 payment to LB by Alexion under Section 13.15.

2.  Section 1.1.1 (“Advance”).  Section 1.1.1 shall be amended to read in its entirety as follows:

“Advance” means the non-refundable $5,000,000 paid by Alexion pursuant to Section 13.15.

3.  Section 1.1.9 (“Batch Price”).  The phrase “, among other things:” in the third line of Section 1.1.9 shall be deleted and replaced by the phrase “all costs of Raw Materials and, among other things:”

4.  Section 1.1.14 (“Consistency Batches”).  Section 1.1.14 shall be amended such that the words “Consistency Batches” shall be replaced by “Validation Batches” and no other change. Further, all references to “Consistency Batches” found throughout the Agreement are hereby replaced by the phrase “Validation Batches.”

5.  Section 1.1.15 (“Consistency Suite Use Period”).  Section 1.1.15 shall be deleted in its entirety and the words “This Section left intentionally blank” shall be inserted in its stead.

6.  Section 1.1.20 (“Fermenter Train”).  Section 1.1.20 shall be amended to read in its entirety as follows:

“‘Fermenter Train’ means *** **** reactors and a ***** ***** production reactor.”

7.  Section 1.1.21 (“First Suite Use Period”).  Section 1.1.21 shall be deleted in its entirety and the words “This Section left intentionally blank” shall be inserted in its stead.

8.  Section 1.1.23 (“Large-Scale Development Services Agreement”).  Section 1.1.23 shall be deleted in its entirety and the words “This Section left intentionally blank” shall be inserted in its stead.

9.  Section 1.1.24 (“Large Scale Manufacturing Suite”).  Section 1.1.24 shall be deleted in its entirety and the words “This Section left intentionally blank” shall be inserted in its stead.

10.  Section 1.1.31 (“Letter of Intent”).  Section 1.1.31 shall be deleted in its entirety and the words “This Section left intentionally blank” shall be inserted in its stead.

11.  Section 1.1.33 (“Maximum Order”).  Section 1.1.33 shall be deleted in its entirety and the words “This Section left intentionally blank” shall be inserted in its stead.

12.  Section 1.1.34 (“Minimum Order”).  Section 1.1.34 shall be amended to read in its entirety as follows:

“‘Minimum Order’ shall mean ****** **** ******* on or prior to December 31, 2008. The *** *** Pre-Validation Batches and **** *** Validation Batches, referred to in Section 13.1 are excluded from the ****** **** ****** Minimum Order. The ****** **** ****** Minimum Order will be decreased by the number of batches of any other products the Parties agree for LB to manufacture at ***** ***** scale.”

13.  Section 1.1.43 (“Raw Materials Fee”).  Section 1.1.43 shall be deleted in its entirety and the words “This Section left intentionally blank” shall be inserted in its stead.

14.  Section 1.1.48 (“Suite Year”).  Section 1.1.48 shall be deleted in its entirety and the words “This Section left intentionally blank” shall be inserted in its stead.

15.  Section 1.1.49 (“Suite Use Commencement Date”).  Section 1.1.49 shall be deleted in its entirety and the words “This Section left intentionally blank” shall be inserted in its stead.

16.  Section 1.1.50 (“Suite Use Period”).  Section 1.1.50 shall be deleted in its entirety and the words “This Section left intentionally blank” shall be inserted in its stead.

17.  Section 1.1.55 (“***** ***** Manufacturing Suite”).  A new Section 1.1.55 shall be inserted, as follows:

“1.1.55. ‘***** ***** Manufacturing Suite’ means the ****** scale cGMP manufacturing Suite of LB at its *********** *** ******** manufacturing site, which shall include the Fermenter Train and associated harvest and purification equipment.”

18.  Section 2.1 (“Term”).  Section 2.1 shall be amended to read in its entirety as follows:

“This Agreement shall take effect on the Effective Date and shall, unless sooner terminated pursuant to Section 18 as amended, remain in effect until December 31, 2008. Notwithstanding the foregoing:”

19.  Section 2.1.1 (“Term”).  Section 2.1.1 shall be amended to read in its entirety as follows:

“Upon written notice by Alexion to LB on or before the ***** anniversary of the Amendment 1 Effective Date, the initial term of this Agreement shall be extended for a ********* period. Alexion shall be entitled to purchase a maximum of ** Batches per year, subject to the limitations of LB’s schedule and freely available capacity during such four year extension. Within 30 days of LB’s receipt of Alexion’s written request to extend the term, LB will provide Alexion in writing all details regarding its schedule and freely available capacity during such ********* extension, insofar as such details are reasonably relevant for Alexion to understand LB’s ability to manufacture Large-scale product during such ********* extension. Alexion will have 30 days following receipt of such details to provide LB a Forecast Order for such ********* extension in respect of Batches that can be accommodated within LB’s schedule and do not exceed LB’s available capacity. Such Forecast Order and Binding Orders in respect thereof shall be deemed covered by this Agreement in accordance with the terms of this Agreement, including Sections 5.1 and 5.2.”

20.  Section 2.1.2 (“Term”).  Section 2.1.2 shall be amended as follows:

a.	the phrase “Suite Use Commencement Date” found therein shall in each case be deleted and replaced by the phrase “Amendment 1 Effective Date;”

b.	the phrase “Large-Scale-Manufacturing Suite” found therein shall in each case be deleted and replaced by the phrase “***** ***** Manufacturing Suite;” and

c.	the following phrase will be added to the end of Section 2.1.2: “Alexion would be entitled to purchase a maximum of ** Batches per year during such **** **** extension.”

21.  Section 4.1 (“cGMP Manufacturing”).  Section 4.1 shall be amended to read in its entirety as follows:

“cGMP Manufacture: Subject to Section 6.3, LB will, in accordance with the terms of this Agreement, manufacture and Deliver to Alexion Batches of Large-Scale Product at ***** ***** scale in accordance with cGMP using the ***** ***** Manufacturing Suite. Additional product-specific development documentation and validation work required to support regulatory applications and to conduct clinical trials or market a product shall be conducted by LB as reasonably requested by Alexion and as further agreed to between Parties, following good faith negotiations.”

22. Section 4.2.1 (“LB Services”). Section 4.2.1 shall be amended to read in its entirety as follows:

“Recover ampoules of the cell bank for the Cell Line and expand cultures to complete airlift fermentation at ***** ***** scale in the ***** ***** Manufacturing Suite, using the Large-Scale Process for the Large-Scale Product. Each Batch shall be produced as one lot from one ampoule of the cell bank.”

23.  Section 4.2.2 (“LB Services”).  Section 4.2.2 shall be amended to read in its entirety as follows:

“Clarify culture supernatant and purify using the Large-Scale Process.”

24.  Section 4.2.6 (“Issue a certificate of analysis”).  Section 4.2.6 shall be amended to read in its entirety as follows:

“Issue a certificate of analysis sixty four (64) days from the date of bulk fill of the Product or such later date as reasonably requested by Alexion”

25.  Section 5.1 (“Forecast Order”).  Section 5.1 shall be amended to read in its entirety:

“Alexion shall notify LB in writing of the projected Batches to be manufactured in each year of the initial term of the Agreement and such subsequent years as applicable, refer to the current Forecast Order, refer to Attachment 1. The Forecast Order shall be Alexion’s best estimate for Batches to be manufactured in each year of the Agreement. The projected Commencement date for manufacture of such Batches in each calendar year shall be provided by LB and may be revised by LB to any other date within the same calendar year upon written notice thereof to Alexion. LB may not revise the Commencement date for manufacture of any Batch under this Section 5.1 after Alexion submits a Binding Order in respect thereof under Section 5.2. For the avoidance of doubt, however, LB does retain rights to revise Commencement dates in accordance with Section 5.2.”

26.  Section 5.2 (“Binding Order”).  Section 5.2 shall be amended to read in its entirety:

“Not later than ** months before the beginning of any calendar quarter, Alexion shall notify LB in writing of the actual number of Batches it is ordering for commencement in that quarter, with indicated Commencement dates, which shall be deemed the date scheduled for the start of manufacture hereunder. Upon LB’s receipt of such order a “Binding Order” shall arise in respect of the number of ordered Batches that is equal to or fewer than the number set forth for such quarter in the Forecast Order. LB shall notify Alexion within 30 days of receipt of such notice whether it can Commence additional Batches requested by Alexion during such calendar quarter, in which case the number of additional Batches it can Commence will be added to the Binding Order. LB shall use commercially reasonable efforts to manufacture any additional Batches requested by Alexion. Under a “Binding Order” LB shall be committed to manufacture such Batches and Alexion shall be committed to pay for such Batches, in accordance with the terms of this Agreement. LB may revise the Commencement date of any Batch subject to a Binding Order, but not by more than 3 months without Alexion’s written consent.

27.  Section 6.2 (“Scheduling of Suite Use Periods”).  Section 6.2 shall be deleted in its entirety and the words “This Clause left intentionally blank” shall be inserted in its stead.

28.  Section 6.5 (“Procedure to Cure Supply Deficiencies”).  Section 6.5 shall be amended to read in its entirety as follows:

“If there is a Supply Deficiency, LB shall increase the then current Large-Scale Product campaign (or if no longer current, then the next succeeding

Large-Scale Product campaign if not remedied beforehand) by ***** ***** and take one or more of the following steps to remedy any remaining Supply Deficiency, as determined by the Steering Committee:”

29.  Sections 6.5.1 and 6.5.2 (“Procedure to Cure Supply Deficiencies”).  Sections 6.5.1 and 6.5.2 shall be amended as follows:

The phrase “Large Scale Manufacturing Suite” found therein shall in each case be deleted and replaced by the phrase “***** ***** Manufacturing Suite.”

30.  Section 6.6 (“Pro Rata Allocation”).  Section 6.6 shall be amended as follows:

The phrase “Large Scale Manufacturing Suite” found therein shall in each case be deleted and replaced by the phrase “***** ***** Manufacturing Suite.”

31.  Section 6.8 (“Supply Failure”).  Section 6.8 shall be amended to read in its entirety as follows:

“If a Supply Deficiency arises such that LB is unable (or the Parties agree that there is no reasonable likelihood that LB will be able) to Deliver to Alexion at least *** of the Batches agreed to be Delivered in any *** period, then such event shall constitute a Supply Failure.”

Sections 6.8.1, 6.8.2, and 6.8.3 shall remain as written in the Large-Scale Product Supply Agreement.

32.  Section 8.2.1 (“Function of Steering Committee”).  Section 8.2.1 shall be amended as follows:

a.	the Phrase “Large Scale Manufacturing Suite” shall be deleted and replaced by the phrase “***** ***** Manufacturing Suite;” and

b.	the phrase “status of the construction and” shall be deleted.

33.  Section 11.1 (“Regulatory Support and Audits”).  In line 10 of Section 11.1, the sentence beginning with “In addition, LB shall” and every following sentence in the Section shall be replaced with the following:

“In addition, LB shall allow, and the Price has been further calculated to include,

a.	“an Alexion employee or consultant located at the ***** ***** Manufacturing Suite (i.e., a man-in-plant) for a period of up to two (2) months prior to Commencement of each Batch, to no longer than one (1) month past final release by LB for each Batch manufactured.

b.	“Batch record audits of each Batch shall be permitted and copies of documentation can be provided upon request without additional cost to Alexion.”

c.	“those costs incurred by LB in completion of the Pre-Approval Inspection (PAI) for the Product.”

34.  Section 11.4 (“Additional Audits”).  Section 11.4 shall be amended as follows:

The phrase “Large-Scale Manufacturing Suite” found therein shall in each case be deleted and replaced by the phrase “***** ***** Manufacturing Suite.”

35.  Section 12.1 (“Request by Alexion”).  Section 12.1 shall be amended as follows:

The phrase “Large-Scale Manufacturing Suite” found therein shall in each case be deleted and replaced by the phrase “***** *****   Manufacturing Suite.”

36.  Section 13.1.1 (“Price for Services”).  Section 13.1.1 shall be amended to read in its entirety as follows:

a.	“The Batch Price for the ***** Pre-Validation ***** is **********; the Batch Price for the ****** Pre-Validation ***** is **********.

b.	“The Batch Price for **** *** Process Validation **** is ********** per Batch; and the Batch Price for the ***** and later Validation Batches, if any, is **********. The aforementioned Batch Price shall be revised in the event that cycles are lost during processing of the Validation Batches that are solely attributable to LB execution of the Process. The Batch Price shall be revised for such lost cycles by the Success Ratio as defined below:

******* *****	=	******* * *******	×	* ********* *******	×	* ******* *******

		******* * *****		* ********* *****		* ******** *****

c.	“The Batch Price for Batches Commenced on or prior to December 31, 2008 (other than the * Batches referred to in clauses (a) and (b) above) shall be ********** per Batch subject to an annual PPI adjustment in accordance with Section 13.3.1. The aforementioned Batch Price shall be revised in the event that cycles are lost during processing of the Batch by the Success Ratio as defined below:”

******* *****	=	******* * *******	×	* ********* *******	×	* ******* *******

		******* * *****		* ********* *****		* ******** *****

37.  Section 13.1.2 (“Price for Services”).  Section 13.1.2 shall be amended to read in its entirety as follows:

“If Batches additional to the Minimum Order of ****** **** covered by this Agreement are requested by Alexion, the Batch Price for the ************ and all Batches beyond shall be ********** subject to an annual PPI adjustment in accordance with Section 13.3.1.

38.  Section 13.1.3 (“Price for Services”).  Section 13.1.3 shall be deleted in its entirety and the words “This Clause left intentionally blank” shall be inserted in its stead.

39.  Section 13.2 (“Minimum Order Requirements”).  Section 13.2 shall be ****** **** Batches ordered, other than **** *** Pre-Validation and **** *** Validation Batches.

40.  Section 13.3.1 (“Batch Price Adjustments”).  Section 13.3.1 shall be amended as follows:

a.	In the first line the words “on the suite Use Commencement Date and thereafter effective” shall be removed; and

b.	the date “December 31, 2001” found in the fourth line shall be deleted and replaced by the date “December 31, 2006.”

41.  Section 13.3.2 (“Batch Price Adjustments”).  Section 13.3.2 shall be deleted in its entirety and the words “this clause left intentionally blank” shall be inserted in its stead.

42.  Section 13.3.3 (“Batch Price Adjustments”).  Section 13.3.3 shall be deleted in its entirety and the words “This Clause left intentionally blank” shall be inserted in its stead.

43.  Section 13.7 (“Raw Materials Fee”).  Section 13.7 shall be deleted in its entirety and the words “This Clause left intentionally blank” shall be inserted in its stead.

44.  Section 13.8 (“Payment of Raw Materials Fee”).  Section 13.8 shall be deleted in its entirety and the words “This Clause left intentionally blank” shall be inserted in its stead.

45.  Section 13.9 (“Price for Undelivered Large-Scale Product”).  All provisions of Section 13.9 other than the first sentence and last sentence thereof shall be deleted.

46.  Section 13.10 (“Consistency Batches”).  Section 13.10 shall be amended to read in its entirety as follows:

“Validation Batches. In respect of each Validation Batch which is manufactured by LB but not Delivered to Alexion, or that otherwise does not satisfy the Specifications, Alexion shall pay *** of the Batch Price;

provided, however, that Alexion shall not pay such amounts in respect of Batches that are not Delivered or do not satisfy the Specifications due to the breach, gross negligence, or willful misconduct of LB, and provided further that the Batch Price invoiced for any Validation Batch that is not Delivered due to a failure of the Batch in a reactor prior to the first seed reactor of the Fermenter Train shall be credited towards the Batch Price due for the replacement Validation Batch thereof. Notwithstanding the foregoing, in the event that LB has conducted a number of runs of the Large-Scale Process that is equal to ***** ***** the number of Validation Batches required by the U.S. FDA and in the event that pursuant to Section 6.3 Alexion requests LB to conduct additional runs of the Large-Scale Process, then Alexion shall pay **** of the Batch Price in respect of each additional Validation Batch which is manufactured by LB but not Delivered to Alexion, or that otherwise does not satisfy the Specifications; provided, however, that Alexion shall not pay such amounts in respect of Batches that are not Delivered or do not satisfy the Specifications due to the breach, gross negligence, or willful misconduct of LB, and provided further that the Batch Price invoiced for any Validation Batch that is not Delivered due to a failure of the Batch in a reactor prior to the first seed reactor of the Fermenter Train shall be credited towards the Batch Price due for the replacement Validation Batch thereof.

47.  Section 13.15 (“Advance”).  Section 13.15 shall be amended to read in its entirety as follows:

“Alexion will pay to LB the sum of five million dollars ($5,000,000) on or before August 1, 2004, which sum is the Advance hereunder. For the avoidance of doubt, Alexion is entitled to utilize $1,500,000 as a credit against such Advance in accordance with Section 1 of this Amendment 1.”

48.  Section 13.16 (“$10 Million Sales Milestone”).  Section 13.16 shall be deleted in its entirety and the words “This Clause left intentionally blank” shall be inserted in its stead.

49.  Section 13.17 (“$15 Million Yield Milestone”).  Section 13.17 shall be deleted in its entirety and the words “This Clause left intentionally blank” shall be inserted in its stead.

50.  Section 18.1 (“Termination Without Cause”).  Section 18.1 shall remain as written in the Agreement, but Subsections 18.1.1, 18.1.2 and 18.1.3 shall be deleted in their entirety and replaced with the following:

“18.1.1. If Alexion terminates this Agreement pursuant to this Section, by notice delivered on or prior to 30th September 2006, Alexion will pay to LB the Fee identified in Table-1 below that is consistent with the Forecast Order in Attachment 1. LB may retain amounts, if any, paid under this provision in full, with no obligation to use good faith efforts to reduce such amounts through mitigation.”

Table-1

Notice of Termination	Termination Payment
Q2 2004	$*
Q3 2004	$*
Q4 2004	$*
Q1 2005	$*
Q2 2005	$*
Q3 2005	$*
Q4 2005	$*
Q1 2006	$*
Q2 2006	$*
Q3 2006	$*

18.1.2. If Alexion terminates this Agreement pursuant to this Section 18.1.2 on or after the 1st October 2006, Alexion will pay *** of the Batch Price for all Batches scheduled for start of manufacture within six (6) months of such notice, and *** of the Batch Price for all Batches scheduled for start of manufacture between six (6) months and one (1) year of such notice. LB may retain any amount paid under this provision in full, with no obligation to use good faith efforts to reduce such amounts through mitigation.

51.  Section 18.2 (“Decrease in Minimum Order”).  Section 18.2 shall be amended to read in its entirety as follows:

“Decrease in Minimum Order. Alexion may order fewer than ***** **** Batches during the initial term. In such event, Alexion will pay Lonza a percentage of the then current Batch Price for each Batch fewer than ***** **** as calculated by the following method:

Batches Below Minimum	Cancellation Fee
1-6	****
7-12	****
13-20	****

By way of example, if Alexion ordered ** Batches then the cancellation fee is calculated as follows: ******** * ************ **********************. Such amounts will be paid on the final day of the initial Term, and Lonza will have no obligation to use good faith efforts to reduce such amounts through mitigation.”

52.  This Amendment 1 constitutes the full and entire understanding and agreement between the Parties with regard to the subjects of this Amendment 1 and supersedes any prior understandings, agreements, amendments or representations by or between the Parties, written, or oral, to the extent they relate in any way to the subjects of this Amendment 1.

53.  Any Section in the Agreement not modified by this Amendment 1 shall remain unchanged.

54.  If there are any conflicts between the Agreement and this Amendment 1 the terms of this Amendment 1 shall control.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment 1 to be effective on the date first set forth above (the Effective Date).

Lonza	Alexion

/s/ G. F. Klement	/s/ David Keiser

Signature	Signature

G. F. Klement, Chief Operating Officer	David Keiser, President & Chief Executive Officer

Printed Name and Title	Printed Name and Title

ATTACHMENT 1

Forecast Order for Eculizumab Production

Batch	OOF	Release
*** **	** ** ***** ** **** **	*** **
*** **	*** **	*** **
*** **	** *** **	*** **
** **	** *** **	*** **
** **	** *** **	*** **
** **	** *** **	*** **
** **	** *** **	*** **
* *******	** *** ****	** ****
* *******	** *** ****	** ****
* *******	** *** ****	***** ****

1.	The above Forecast Order must be confirmed by Parties as a Binding Order at a minimum of ******** **** months from start date (OOF) at which time the Forecast Order shall become a Binding Order.

2.	Lonza shall provide test results (other than viral testing) from the ***** batch to Customer a minimum of two (2) weeks prior to the OOF date of *****